UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 28, 2001


                                 C-COR.net Corp.
             (Exact name of Registrant as specified in its charter)

       Pennsylvania                        0-10726              24-0811591
(State or other jurisdiction of        (Commission File       (I.R.S. Employer
incorporation or organization)               Number)         Identification No.)

               60 Decibel Road, State College, Pennsylvania 16801
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (814) 238-2461


         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

On January 17, 2002, the Registrant issued a press release, which is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference, announcing its Second Quarter Fiscal Year 2002 results.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

         99.1 Press Release, dated January 17, 2002, of C-COR.net Corp.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     C-COR.net Corp.
                                                     (Registrant)


Date: January 25, 2002                  /s/ William T. Hanelly
                                        ----------------------------------
                                            William T. Hanelly
                                            Chief Financial Officer, Secretary
                                               and Treasurer

                                                                    Exhibit 99.1


January 17, 2002

Sally O. Thiel, Director                        Jo Ann Lehtihet
Investor Relations                              Media Relations
C-COR.net                                       C-COR.net
(814) 231-4402,                                 (814) 231-4438,
email: sthiel@c-cor.net                         email: jlehtihet@c-cor.net



               C-COR.NET ANNOUNCES SECOND QUARTER FY 2002 RESULTS

  Company Returns to Profitability as Net Sales Increase 29% Over Prior Quarter

     State College, PA (January 17, 2002) - C-COR.net (Nasdaq: CCBL), a global provider of broadband technology and services, today reported its financial results for the second quarter of fiscal year 2002, ended December 28, 2001. Corporate management will discuss financial results on a conference call today at 9:45 AM (ET). For information on how to access the conference call, refer to C-COR's news release dated December 21, 2001 (posted on the C-COR web site at www.c-cor.net), or contact Mindi Young at 814-235-3437.

Net sales for the second quarter of fiscal year 2002 were $67.2 million compared to $52.0 million in the previous quarter, and $66.0 million for the same period last year. Bookings in the second quarter were $71.3 million for a book-to-bill ratio of 1.06.

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Some of the information presented in this announcement constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent the Company's judgment regarding future events. Although the Company believes it has a reasonable basis for these forward-looking statements, the Company cannot guarantee their accuracy and actual results may differ materially from those the Company anticipated due to a number of uncertainties, many of which the Company is not aware. Factors which could cause actual results to differ from expectations include, among others, capital spending patterns of the communications industry, the demand for network integrity, the trend toward more fiber in the network, the Company's ability to develop new and enhanced products, the Company's ability to provide complete network solutions, continued industry consolidation, the development of competing technology, the global demand for the Company's products and services, and the Company's ability to integrate acquisitions and achieve its strategic objectives. For additional information concerning these and other important factors which may cause the Company's actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the Company with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

C-COR.NET ANNOUNCES SECOND QUARTER FY 2002 RESULTS-ADD 1

     The Company earned a profit of $33 thousand which is essentially breakeven earnings per share (EPS), compared to a loss of $.17 per share the previous quarter, and a profit of $.13 per share for the same period a year ago. Diluted EPS on a pro forma basis for the second quarter were $.03 compared to the First Call consensus estimate of a pro forma loss of $.05 per share, a pro forma loss of $.07 per share last quarter, and a pro forma profit of $.14 per share for the same period last year. Pro forma EPS for the second quarter of FY 2002 excludes $1.9 million of amortization of goodwill and other intangibles resulting from acquisitions, and a $.4 million benefit from a reduction of previously recorded restructuring reserves.

     For the second half of FY 2002, the Company anticipates net sales between $135 and $145 million, and pro forma EPS between $.06 and $.10. Pro forma EPS for the second half of FY 2002 excludes the continuing amortization of goodwill and other intangibles. The corresponding range of EPS computed on a generally accepted accounting principles (GAAP) basis would be between breakeven and a profit of $.04.

     Commenting on second quarter FY 2002 results, Dave Woodle, Chairman and CEO of C-COR, said, "I am pleased with the strong improvement in our financial results this quarter based on increased demand for our products and services. The increase in customer orders combined with improved corporate efficiency as we consolidate and operate our three divisions have resulted in a gross margin of 30% for the quarter."

About C-COR.net

     C-COR (www.c-cor.net) is a diversified company providing premium quality, globally-tailored fiber optic, RF, and digital video transport telecommunications products, OSS

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C-COR.NET ANNOUNCES SECOND QUARTER FY 2002 RESULTS-ADD 2

(Operations Support System) management solutions, and high-end technical field services-all enabling cost-effective delivery of voice, video, and high-speed data over advanced HFC (Hybrid Fiber Coax) broadband networks. Headquartered in the U.S., with facilities worldwide, C-COR's mission is to provide our customers with network integrity throughout the full network life cycle so they can better serve their customers. C-COR's common stock is listed on the Nasdaq National Market (Symbol: CCBL), and is a component of the Russell 2000 Stock Index.
































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C-COR.NET ANNOUNCES SECOND QUARTER FY 2002 RESULTS-ADD 3


Condensed Consolidated Statements of Operations
(unaudited, in thousands except per share amounts)

                                                           Thirteen Weeks Ended
                                                           ---------------------
                                                           Dec. 28,    Dec. 29,
                                                             2001        2000
                                                           --------- -----------

Net sales                                                  $ 67,171      66,045
Cost of sales                                                46,657      48,372
                                                           --------    --------
Gross margin                                                 20,514      17,673

Operating expenses:
   Selling and administrative                                11,130       7,387
   Research and product development                           7,624       4,389
   Amortization of goodwill and other intangibles             1,904          82
   Restructuring costs                                         (401)        650
                                                           --------    --------
      Total operating expenses                               20,257      12,508

Income from operations                                          257       5,165

Interest expense                                                (64)        (16)
Investment income                                               497       1,902
Other expense, net                                               38          90
                                                           --------    --------
Income before income taxes                                      728       7,141
Income tax expense                                              695       2,857
                                                           --------    --------
Income from continuing operations                                33       4,284

Discontinued operations
    Loss on disposal of discontinued business
      segment, net of tax                                         0          (5)
                                                           --------    --------
Net income                                                 $     33    $  4,279
                                                           ========    ========


Net income per share - basic:
   Continuing operations                                   $   0.00    $   0.13
   Loss on disposal of discontinued operations                 0.00       (0.00)
                                                           --------    --------
Net income                                                 $   0.00    $   0.13
                                                           ========    ========



Net income per share - diluted:
   Continuing operations                                   $   0.00    $   0.13
   Loss on disposal of discontinued operations                 0.00       (0.00)
                                                           --------    --------
Net income                                                 $   0.00    $   0.13
                                                           ========    ========



Weighted average common shares and
    common share equivalents
      Basic                                                  32,129      32,955

      Diluted                                                33,517      34,032






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C-COR.NET ANNOUNCES SECOND QUARTER FY 2002 RESULTS-ADD 4


Condensed Consolidated Statements of Operations
(unaudited, in thousands except per share amounts)

                                                         Twenty-six Weeks Ended
                                                        ------------------------
                                                           Dec. 28,    Dec. 29,
                                                             2001        2000
                                                        ------------------------

Net sales                                               $  119,196    $ 144,380
Cost of sales                                               85,098      105,414
                                                        ----------    ---------
Gross margin                                                34,098       38,966

Operating expenses:
   Selling and administrative                               21,850       16,250
   Research and product development                         14,324        8,813
   Amortization of goodwill and other intangibles            3,808          164
   Restructuring costs                                       1,102          650
                                                        ----------    ---------
      Total operating expenses                              41,084       25,877

Income (loss) from operations                               (6,986)      13,089

Interest expense                                               (89)         (29)
Investment income                                            1,000        3,917
Other expense, net                                          (1,723)         (88)
                                                        ----------    ---------

Income (loss) before income taxes                           (7,798)      16,889

Income tax expense (benefit)                                (2,460)       6,791
                                                        ----------    ---------
Income (loss) from continuing operations                    (5,338)      10,098

Discontinued operations
    Loss on disposal of discontinued business
      segment, net of tax                                        0           (4)
                                                        ----------    ---------

Net income (loss)                                       $   (5,338)   $  10,094
                                                        ==========    =========

Net income (loss) per share - basic:
   Continuing operations                                $    (0.17)   $    0.30
   Loss on disposal of discontinued operations                0.00        (0.00)
                                                        ----------    ---------
Net income (loss)                                       $    (0.17)   $    0.30
                                                        ==========    =========

Net income (loss) per share - diluted:
   Continuing operations                                $    (0.17)   $    0.29
   Loss on disposal of discontinued operations                0.00        (0.00)
                                                        ----------    ---------
Net income (loss)                                       $    (0.17)   $    0.29
                                                        ==========    =========

Weighted average common shares and
    common share equivalents
      Basic                                                 32,304       33,498
      Diluted                                               32,304       35,226




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C-COR.NET ANNOUNCES SECOND QUARTER FY 2002 RESULTS-ADD 5



Pro Forma Condensed Consolidated Statements of Operations
(unaudited, in thousands except per share amounts)

                                                           Thirteen Weeks Ended
                                                         -----------------------
                                                            Dec. 28,   Dec. 29,
                                                              2001       2000
                                                         -----------------------

Net sales                                                $   67,171  $   66,045
Cost of sales                                                46,657      48,372
                                                         ----------  ----------
Gross margin                                                 20,514      17,673
Operating expenses:
   Selling and administrative                                11,130       7,387
   Research and product development                           7,624       4,389
                                                         ----------  ----------
      Total operating expenses                               18,754      11,776

Income from operations                                        1,760       5,897

Interest expense                                                (64)        (16)
Investment income                                               497       1,902
Other expense, net                                               38          90
                                                         ----------  ----------

Income before income taxes                                    2,231       7,873

Income tax expense                                            1,281       3,131
                                                         ----------  ----------
Net income
                                                         $      950  $    4,742
                                                         ==========  ==========

Net income per share:
   Basic
                                                         $     0.03  $     0.14
   Diluted                                               $     0.03  $     0.14

Weighted average common shares and
    common share equivalents
      Basic                                                  32,129      32,955
      Diluted                                                33,517      34,032

* The above pro forma condensed consolidated statements of operations have been adjusted to exclude the following non-operational and non-recurring items and reconcile to generally accepted accounting principles (GAAP) net income as follows:


Net income per GAAP                                      $       33  $    4,279
  Pro forma adjustments:

    Amortization of goodwill and other intangibles            1,904          82

    Restructuring costs                                        (401)        650

    Loss on disposal of discontinued operations,
        net of tax                                                0           5

    Adjustment for income taxes                                (586)       (274)
                                                         ----------  ----------

Pro forma net income from continuing operations          $      950  $    4,742
                                                         ==========  ==========

We provide pro forma financial information to help the reader better understand our operating results. This information is not in accordance with, or an alternative for, GAAP and may be different from the pro forma information provided by other companies.



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C-COR.NET ANNOUNCES SECOND QUARTER FY 2002 RESULTS-ADD 6


Pro Forma Condensed Consolidated Statements of Operations
(unaudited, in thousands except per share amounts)

                                                         Twenty-six Weeks Ended
                                                          Dec. 28,    Dec. 29,
                                                            2001        2000
                                                        -----------  -----------

Net sales                                               $  119,196   $  144,380
Cost of sales                                               85,098      105,414
                                                        ----------   ----------
Gross margin                                                34,098       38,966

Operating expenses:
   Selling and administrative                               21,850       16,250
   Research and product development                         14,324        8,813
                                                        ----------   ----------
      Total operating expenses                              36,174       25,063

Income (loss) from operations                               (2,076)      13,903

Interest expense                                               (89)         (29)
Investment income                                            1,000        3,917
Other expense, net                                            (423)         (88)
                                                        ----------   ----------

Income (loss) before income taxes                           (1,588)      17,703

Income tax expense (benefit)                                  (131)       7,098
                                                        ----------   ----------
Net income (loss)                                       $   (1,457)  $   10,605
                                                        ==========   ==========

Net income (loss) per share:

   Basic                                                $    (0.05)  $     0.32
   Diluted                                              $    (0.05)  $     0.30

Weighted average common shares and
    common share equivalents
      Basic                                                 32,304       33,498
      Diluted                                               32,304       35,226



* The above pro forma condensed consolidated statements of operations have been adjusted to exclude the following non-operational and non-recurring items and reconcile to generally accepted accounting principles (GAAP) net income (loss) as follows:

Net income (loss) per GAAP                              $   (5,338)      10,094
  Pro forma adjustments:

    Amortization of goodwill and other intangibles           3,808          164

    Restructuring costs                                      1,102          650

    Provision for impairment of note receivable              1,300            0

    Loss on disposal of discontinued operations,
        net of tax                                               0            4

    Adjustment for income taxes                             (2,329)        (307)
                                                        ----------   ----------
Pro forma net (loss) income from continuing operations  $   (1,457)      10,605
                                                        ==========   ==========

We provide pro forma financial information to help the reader better understand our operating results. This information is not in accordance with, or an alternative for, GAAP and may be different from the pro forma information provided by other companies.



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C-COR.NET ANNOUNCES SECOND QUARTER FY 2002 RESULTS-ADD 7



Consolidated Balance Sheets
(in thousands of dollars)


                                                           Dec. 28,    June 29,
                                                             2001        2001
                                                        ------------  ----------
                                                         (Unaudited)
ASSETS
Current assets
  Cash and cash equivalents                             $   58,283   $   87,891
  Marketable securities                                      5,035       13,002
  Interest receivables                                         184          426
  Accounts and notes receivables, net                       46,595       26,167
  Inventories                                               50,530       34,809
  Deferred taxes                                            17,067       12,250
  Other                                                      5,560        9,740
                                                        ----------   ----------
Total current assets                                       183,254      184,285

Property, plant and equipment, net                          28,577       21,609
Intangible assets, net                                      29,008       22,994
Deferred taxes                                               7,813        6,851
Other long-term assets                                       3,198        2,966
                                                        ----------   ----------
Total                                                   $  251,850   $  238,705
                                                        ==========   ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Accounts payable                                      $   14,583   $   12,723
  Accrued liabilities                                       35,625       18,297
  Current portion of long-term debt                            256          264
                                                        ----------   ----------
Total current liabilities                                   50,464       31,284

Long-term debt, less current portion                         1,734        1,501
Other long-term liabilities                                  2,254        2,011
Shareholders' equity                                       197,398      203,909
                                                        ----------   ----------
Total                                                   $  251,850   $  238,705
                                                        ==========   ==========




                                      #####